UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 17, 2011

Matrix Service Company

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-15461	73-1352174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 E Skelly Dr., Suite 700, Tulsa, OK		74135
(Address of Principal Executive Offices)		(Zip Code)

918-838-8822

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 17, 2011, Matrix Service Company (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon by the stockholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal One — Election of Directors

The nominees for election to the Board of Directors were elected to serve for a term expiring at the 2012 annual meeting of stockholders and until their successors shall be duly elected and qualified. The results of the vote were as follows:

Nominee	Votes For	Authority Withheld	Broker Non Votes
John R. Hewitt	20,957,965	1,541,898	1,727,898
Michael J. Hall	21,984,960	514,903	1,727,898
I. Edgar (Ed) Hendrix	21,804,494	695,369	1,727,898
Paul K. Lackey	21,804,994	694,869	1,727,898
Tom E. Maxwell	21,939,853	560,010	1,727,898
David J. Tippeconnic	21,944,186	555,677	1,727,898

Proposal Two — Ratification of Selection of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2012 was approved. The results of the vote were as follows:

For	24,155,204
Against	55,352
Abstentions	17,205
Broker Non-votes	0

Proposal Three — Advisory Vote to Approve

Named Executive Officer Compensation

The stockholders voted to approve, on an advisory basis, named executive officer compensation. The results of the vote were as follows:

For	16,426,268
Against	5,983,794
Abstentions	89,801
Broker Non-votes	1,727,898

Proposal Four — Advisory Vote on Frequency of Advisory

Vote on Compensation of Named Executive Officers

The stockholders expressed a preference for the option of once every year as the preferred frequency for the holding of future advisory votes on compensation of named executive officers. The results of the vote were as follows:

1 Year	20,172,798
2 Years	14,447
3 Years	2,218,046
Abstentions	94,572
Broker Non-votes	1,727,898

Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation

The Board of Directors of the Company recommended that the stockholders vote to conduct future advisory votes on executive compensation every year. In light of the voting results and the Board’s recommendation, the Company has decided that it will include a stockholder advisory vote on named executive officer compensation in its proxy materials every year until the next required vote on the frequency of stockholder votes on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: November 21, 2011	By:	/s/ Kevin S. Cavanah
Kevin S. Cavanah
Vice President and Chief Financial Officer